                                                                      Exhibit 24


                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation ("Corporation"), does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, WILLIAM R. ROSENGREN, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than $200,000,000 of the Corporation's debt securities, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact, and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

    IN WITNESS WHEREOF, I have hereunto affixed my signature this 18th day of October, 1996.






                                       /s/Ruth S. Block
                                       -------------------------------------
                                       Ruth S. Block

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation ("Corporation"), does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, WILLIAM R. ROSENGREN, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than $200,000,000 of the Corporation's debt securities, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact, and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

    IN WITNESS WHEREOF, I have hereunto affixed my signature this 21st day of October, 1996.






                                       /s/Russell G. Cleary
                                       -------------------------------------
                                       Russell G. Cleary

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation ("Corporation"), does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, WILLIAM R. ROSENGREN, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than $200,000,000 of the Corporation's debt securities, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact, and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

    IN WITNESS WHEREOF, I have hereunto affixed my signature this 21st day of October, 1996.






                                       /s/James J. Howard
                                       -------------------------------------
                                       James J. Howard

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation ("Corporation"), does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, WILLIAM R. ROSENGREN, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than $200,000,000 of the Corporation's debt securities, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact, and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

    IN WITNESS WHEREOF, I have hereunto affixed my signature this 18th day of October, 1996.






                                       /s/Joel W. Johnson
                                       -------------------------------------
                                       Joel W. Johnson

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation ("Corporation"), does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, WILLIAM R. ROSENGREN, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than $200,000,000 of the Corporation's debt securities, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact, and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

    IN WITNESS WHEREOF, I have hereunto affixed my signature this 18th day of October, 1996.






                                       /s/Jerry W. Levin
                                       -------------------------------------
                                       Jerry W. Levin

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation ("Corporation"), does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, WILLIAM R. ROSENGREN, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than $200,000,000 of the Corporation's debt securities, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact, and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

    IN WITNESS WHEREOF, I have hereunto affixed my signature this 18th day of October, 1996.






                                       /s/Reuben F. Richards
                                       -------------------------------------
                                            Reuben F. Richards

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation ("Corporation"), does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, WILLIAM R. ROSENGREN, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than $200,000,000 of the Corporation's debt securities, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact, and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

    IN WITNESS WHEREOF, I have hereunto affixed my signature this 18th day of October, 1996.






                                       /s/Richard L. Schall
                                       -------------------------------------
                                            Richard L. Schall

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation ("Corporation"), does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, WILLIAM R. ROSENGREN, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than $200,000,000 of the Corporation's debt securities, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact, and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

    IN WITNESS WHEREOF, I have hereunto affixed my signature this 18th day of October, 1996.






                                       /s/Roland Schulz
                                       -------------------------------------
                                            Roland Schulz

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation ("Corporation"), does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, WILLIAM R. ROSENGREN, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than $200,000,000 of the Corporation's debt securities, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact, and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

    IN WITNESS WHEREOF, I have hereunto affixed my signature this 23rd day of October, 1996.






                                       /s/Philip L. Smith
                                       -------------------------------------
                                            Philip L. Smith

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation ("Corporation"), does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, WILLIAM R. ROSENGREN, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than $200,000,000 of the Corporation's debt securities, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact, and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

    IN WITNESS WHEREOF, I have hereunto affixed my signature this 23rd day of October, 1996.






                                       /s/Hugo Uyterhoeven
                                       -------------------------------------
                                            Hugo Uyterhoeven

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation ("Corporation"), does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, WILLIAM R. ROSENGREN, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than $200,000,000 of the Corporation's debt securities, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact, and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

    IN WITNESS WHEREOF, I have hereunto affixed my signature this 22nd day of October, 1996.






                                       /s/Albrecht Woeste
                                       -------------------------------------
                                            Albrecht Woeste